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                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the use in the Statement of Additional Information of the Vista Capital Advantage Variable Annuity, which constitutes part of this Registration Statement on Form N-4 for FS Variable Annuity Account Two of First SunAmerica Life Insurance Company of our report dated March 29, 2004, relating to the financial statements of First SunAmerica Life Insurance Company and to the use of our report dated October 31, 2003, relating to the financial statements of FS Variable Annuity Account Two. We also consent to the incorporation by reference of our reports into the Vista Capital Advantage Variable Annuity Prospectus, which is incorporated by reference into this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.



PricewaterhouseCoopers LLP
Los Angeles, California
April 23, 2004